EXHIBIT 24.2

                       Certificate of Assistant Secretary

      I, Julianne Linder, Assistant Secretary of Residential Funding Mortgage Securities II, Inc. (the "Corporation"), organized under the laws of the State of Delaware, hereby certify that the resolutions approved and adopted by the Board of Directors of the Corporation pursuant to a Unanimous Written Consent of Directors in Lieu of Meeting of Board of Directors dated January 12, 2007, have not been revoked, amended, supplemented, modified or superseded and are in full force and effect.

      IN WITNESS WHEREOF, I have hereunto set my hand and the seal of the Corporation this 9th day of February, 2007.

                                                    /s/ Julianne M. Linder
                                                    ----------------------
                                                    Julianne M. Linder
                                                    Assistant Secretary

                RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC.

                     UNANIMOUS WRITTEN CONSENT OF DIRECTORS
                    IN LIEU OF MEETING OF BOARD OF DIRECTORS

                                January 12, 2007

      The undersigned, being all the Directors of Residential Funding Mortgage Securities II, Inc., a Delaware corporation (the "Corporation"), do hereby consent in writing that the following resolutions shall have the same force and effect as if adopted at a Meeting of the Board of Directors of the Corporation:

            RESOLVED, that the President, the Chief Financial Officer, the Treasurer, the Assistant Treasurer, the Directors and other officers specifically authorized by the Board of Directors in writing in their capacities as such be, and they hereby are, authorized to sign on behalf of the Corporation, a Registration Statement constituting a filing on Form S-3 with respect to the registration of an additional $1,000,000 of home equity loan pass-through certificates and asset-backed notes (the "Securities") (such registration statement, in the form in which it was executed and to be filed on or about February 9, 2007, together with any amendment (the "Pre-Effective Amendment") thereto which shall be subsequently executed and filed, in order to effect the registration of up to an additional $45,000,000,000 of Securities, including any and all exhibits thereto, is hereby called the "Registration Statement"); and the President, the Secretary, any Executive Vice President, any Senior Vice President, any Vice President, and any other officer specifically authorized by the Board of Directors in writing (the "Authorized Officers") or the Secretary is hereby authorized to cause the same to be filed with the Securities and Exchange Commission in accordance with the provisions of the Securities Act of 1933, as amended, and the Securities and Exchange Commission's rules and regulations thereunder;

            RESOLVED, that the Authorized Officers be, and they hereby are, also authorized to sign on behalf of the Corporation and cause to be filed such amendments and supplements to the Registration Statement, including, without limitation, the financial statements and schedules, exhibits and forms of Prospectus and Prospectus Supplements (including any preliminary prospectus or similar document) (the "Prospectus" and "Prospectus Supplements," respectively) required as a part thereof, which such Authorized Officers in their sole discretion find necessary or desirable in order to effect the registration and takedown therefrom;

            RESOLVED, that the Authorized Officers of the Corporation and its counsel be, and each of them, with full authorization to act without the others, hereby is, authorized to appear on behalf of the Corporation before the Securities and Exchange Commission in connection with any matter relating to the Registration Statement and to any amendment thereto;

            RESOLVED, that the President of the Corporation, is hereby designated to act on behalf of the Corporation as the agent for service of process in connection with the Registration Statement (including any Pre-Effective Amendment) and authorized to receive notices and communications from the Securities and Exchange Commission in connection with the Registration Statement and any amendments thereto;

            RESOLVED, that the Authorized Officers be, and each of them, with full authority to act without the others, hereby is, authorized to execute, in the name and on behalf of the Corporation, one or more Powers of Attorney, constituting and appointing Lisa R. Lundsten and Diane Wold, the attorneys-in-fact and agents of the Corporation, with full power to act without the others, to sign the Registration Statement (including any Pre-Effective Amendment) and any and all amendments thereto, with power where appropriate to affix the corporate seal of the Corporation and to attest said seal, to file the Registration Statement (including any Pre-Effective Amendment) and each amendment so signed with all exhibits thereto with the Securities and Exchange Commission;

            RESOLVED, that the Authorized Officers, the Secretary or any Assistant Secretary of the Corporation be, and each of them with full authority to act without the others, hereby is, authorized and directed in the name and on behalf of the Corporation to take any and all action which he or she may deem necessary or advisable in order to obtain a permit, register or qualify the Securities for issuance and sale or to request an exemption from registration of the Securities, to register or obtain a license for the Corporation as a dealer or broker under the securities laws of such of the states of the United States of America or other jurisdictions, including (but not limited to) Canada, as such officer may deem advisable, and in connection with such registration, permits, licenses, qualifications and exemptions to execute, acknowledge, verify, file and publish all such applications, reports, issuer's covenants, resolutions, irrevocable consents to service of process, powers of attorney and other papers, agreements, documents and instruments as may be deemed by such officer to be useful or advisable to be filed, and that the Board of Directors hereby adopts the form of any and all resolutions required by any such state authority in connection with any such applications, reports, issuer's covenants, irrevocable consents to service; of process, powers of attorney and other papers, agreements, documents and instruments if (i) in the opinion of the officer of the Corporation so acting the adoption of such resolutions is necessary or advisable and (ii) the Secretary of the Corporation evidences such adoption by filing with this Unanimous Written Consent copies of such resolutions, which shall thereupon be deemed to be adopted by the Board of Directors and incorporated in this Unanimous Written Consent as part of this resolution with the same force and effect as if included herein, and that the Authorized Officers, the Secretary or any Assistant Secretary of the Corporation take any and all further action which they may deem necessary or advisable in order to maintain such registration in effect for as long as they may deem to be in the best interests of the Corporation;

            RESOLVED, that it is in the best interests of the Corporation that the Securities be qualified or registered for sale in various states, that the Authorized Officers, the Secretary or any Assistant Secretary of the Corporation and its counsel are authorized to determine the states in which appropriate action shall be taken to qualify or register for sale all or such part of the Securities as said Authorized Officers, the Secretary or any Assistant Secretary may deem advisable, that said Authorized Officers, Secretary or any Assistant Secretary are hereby authorized to perform on behalf of the Corporation any and all such acts as they may deem necessary or advisable in order to comply with the applicable laws of any such states, and in connection therewith to execute and file all requisite papers and documents, including, but not limited to, applications, reports, surety bonds, irrevocable consents and appointments of attorneys for service of process, and the execution by such Authorized Officers, Secretary or any Assistant Secretary of any such paper or document or the performance by them of any act in connection with the foregoing matters shall conclusively establish their authority therefor from the Corporation and the approval and ratification by the Corporation of the papers and documents to be executed and the action so taken;

            RESOLVED, that (i) the establishment of the trust fund for any series (a "Series") of Securities (the "Trust Fund"), (ii) the issuance and sale of the Securities of such Series, with such designations, original principal amounts, pass-through rates and such other terms, all substantially as set forth in the Registration Statement and, the Prospectus, and Prospectus Supplement and any Private Placement Memorandum (if applicable a "Private Placement Memorandum") relating to such Series and (iii) the conveyance to the Trust Fund of mortgage loans (or other collateral described in the Registration Statement) backing the Securities which constitute such Series, in return for such Securities or other good and valuable consideration, are hereby approved by the Corporation;

            RESOLVED, that (i) the proposed form and terms of the Pooling and Servicing Agreement or Indenture, Trust Agreement, Servicing Agreement, Custodial Agreement or any other similar or related agreement, document or instrument, as the case may be, for any Series of Securities (together, the "Offering Documents") (as described in the Registration Statement and the Prospectus, Prospectus Supplement and any Private Placement Memorandum (if applicable) relating to such Series) are hereby approved by the Corporation and (ii) the Authorized Officers be, and each of them hereby is, authorized to execute and deliver the Offering Documents, generally in the form constituting a part of the Registration Statement or previously executed by the Corporation, with such changes as any of the Authorized Officers may deem necessary or advisable;

            RESOLVED, that the preparation of any Prospectus, Prospectus Supplement and any Private Placement Memorandum relating to the Securities of a Series and the use of such Prospectus Supplement and Prospectus and any Private Placement Memorandum in connection with the sale of the Securities offered thereby is hereby approved;

            RESOLVED, that the proposed form and terms of any Assignment and Assumption Agreement or Mortgage Loan Purchase Agreement or any similar agreement, document or instrument relating to the sale of mortgage loans (or other collateral described in the Registration Statement) by Residential Funding Company, LLC ("RFC") to the Corporation, and as described in the Registration Statement, the Prospectus and Prospectus Supplement and any Private Placement Memorandum (if applicable) for any Series, are hereby approved by the Corporation, and each of the Authorized Officers is and shall be authorized to execute and deliver on behalf of the Corporation any such Assignment and Assumption Agreement or Mortgage Loan Purchase Agreement, as the case may be, generally in a form constituting part of the Registration Statement or previously executed by the Corporation between RFC and the Corporation, with such changes as any of the Authorized Officers may deem necessary or advisable;

            RESOLVED, that the proposed form and terms of any Underwriting Agreement or similar agreement among one or more underwriters, RFC and the Corporation, as described in the Registration Statement and any Prospectus and Prospectus Supplement for any Series are approved, and each of the Authorized Officers is and shall be authorized to execute and deliver any such Underwriting Agreement, generally in a form constituting part of the Registration Statement or previously executed by the Corporation, with such changes as any of the Authorized Officers may deem necessary or advisable;

            RESOLVED, that the proposed form and terms of any Purchase Agreement, Placement Agreement or similar agreement among one or more purchasers or placement agents, RFC and the Corporation, as described in the Private Placement Memorandum for any Series are approved, and each of the Authorized Officers is and shall be authorized to execute and deliver any such Purchase Agreement or Placement Agreement, generally in a form previously executed by the Corporation, with such changes as any of the Authorized Officers may deem necessary or advisable;

            RESOLVED, that any Insurance Agreement, Letter of Credit or similar agreement for any Series, among the Corporation, the insurer and others, generally in a form constituting part of the Registration Statement or previously executed by the Corporation, are approved, and each of the Authorized Officers is and shall be authorized to execute and deliver any such agreement, with such changes as any of the Authorized Officers may deem necessary or advisable;

            RESOLVED, that any Indemnification Agreement or similar agreement for any Series, among the Corporation, the insurer and others, generally in a form constituting part of the Registration Statement or previously executed by the Corporation, are approved, and each of the Authorized Officers is and shall be authorized to execute and deliver any such agreement, with such changes as any of the Authorized Officers may deem necessary or advisable;

            RESOLVED, that each Authorized Officer is authorized to request the Trustee under the applicable Articles and Sections of the Pooling and Servicing Agreement or Indenture and Trust Agreement, as the case may be, to authenticate, or cause the Certificate Registrar to authenticate, the Securities of any Series and to deliver the same in accordance with the orders of the Corporation;

            RESOLVED, that, upon such request, the execution of the Securities for such Series by the Trustee under the Pooling and Servicing Agreement or the Indenture and Trust Agreement, as the case may be, and their authentication by the Trustee or the Certificate Registrar is authorized by the Corporation, and each Authorized Officer is authorized to, upon receipt of the price for the underwritten Securities or purchased Securities stated in any Underwriting Agreement, Purchase Agreement or Placement Agreement to be paid to the Corporation, deliver, or cause to be delivered, such underwritten Securities or purchased Securities in accordance with the terms of such Underwriting Agreement, Purchase Agreement or Placement Agreement;

            RESOLVED, that any class or classes of Securities of any Series created and issued under any Pooling and Servicing Agreement or Indenture and Trust Agreement, as the case may be, are hereby authorized to be sold pursuant to any Underwriting Agreement, Purchase Agreement or Placement Agreement, or any similar agreement, generally in a form previously executed by the Corporation, with such changes as any of the Authorized Officers may deem necessary or advisable, either at the time of issuance or thereafter, including for the purpose of creating a new Series of Securities;

            RESOLVED, that execution of any agreement, instrument or document by an Authorized Officer of the Corporation pursuant to these resolutions shall constitute conclusive evidence of the approval of, and of that Authorized Officer's authority to execute, such agreement, instrument or document;

            RESOLVED, that the Authorized Officers, the Secretary or any Assistant Secretary of the Corporation be, and each of them hereby is, authorized to take any other action and execute and deliver any other agreements, documents and instruments, including powers of attorney, as any of the Authorized Officers, the Secretary or any Assistant Secretary deem necessary or advisable to carry out the purpose and intent of the foregoing resolutions or of a Certificate of Approval;

            RESOLVED, that the Authorized Officers, the Secretary, any Assistant Secretary of the Corporation or any attorney-in-fact of the Corporation be, and each of them hereby is, authorized to attest and affix the corporate seal of the Corporation to any agreement, instrument or document executed pursuant to any of the foregoing resolutions or pursuant to a Certificate of Approval by impressing or affixing such seal thereon or by imprinting or otherwise reproducing thereon a facsimile thereof; and

            RESOLVED, that any actions of the Board of Directors, the Authorized Officers, the Secretary or any Assistant Secretary of the Corporation in furtherance of the purposes of the foregoing resolutions or of a Certificate of Approval, whether taken before or after the adoption or effectiveness of these resolutions or the execution of a Certificate of Approval, respectively, are hereby approved, confirmed, ratified and adopted and shall be approved, confirmed, ratified and adopted upon execution of such Certificate of Approval.

      This Consent may be executed in counterpart, each of which shall constitute an original, and all of which, taken together, constitute one and the same original; and facsimile signatures of this Consent shall be deemed to constitute original signatures.

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                                       6

      IN WITNESS WHEREOF, the undersigned Directors have executed this Unanimous Written Consent this 12th day of January, 2007.

/s/ David M. Applegate                           /s/ David M. Bricker
-------------------------------                  -------------------------------
David M. Applegate                               David M. Bricker

/s/ James N. Young
-------------------------------
James N. Young

                                                                       EXHIBIT A

                             CERTIFICATE OF APPROVAL
                RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC.

      Residential Funding Mortgage Securities II, Inc. (the "Corporation") is authorized to execute the agreements and to take such other action as described in the resolutions adopted by Unanimous Written Consent of Directors in Lieu of Meeting of Board of Directors of the Corporation dated January 12, 2007 with respect to the issuance and sale of the Securities of the Series described below upon the execution of this Certificate of Approval by the undersigned officers, acting pursuant to authority granted to them in said Unanimous Written Consent:

      Series __________, Class(es) __________, to be issued on __________, pursuant to a Pooling and Servicing Agreement or Indenture, as the case maybe, dated as of __________ among the Corporation, Residential Funding Company, LLC and _______________ as Trustee.

Date:  ___________________                      RESIDENTIAL FUNDING MORTGAGE
                                                SECURITIES II, INC.*

                                                By:_____________________________
                                                     President

                                                By:_____________________________
                                                     Treasurer

                                                By:_____________________________
                                                     Chief Financial Officer

* At least two of the three designated officers must sign.

                          GMAC-RFC HOLDING COMPANY, LLC

                     UNANIMOUS WRITTEN CONSENT OF DIRECTORS
                    IN LIEU OF MEETING OF BOARD OF DIRECTORS

                                January 12, 2007

      We, the undersigned, are the members of the Board of Directors of GMAC-RFC Holding Company, LLC, a Delaware limited liability company (the "Company"), the sole member of Residential Funding Company, LLC ("RFC") and sole shareholder of Residential Funding Mortgage Securities II, Inc. ("RFMSII"). By execution of this Unanimous Written Consent, the Board of Directors unanimously consents to and authorizes the actions hereinafter set forth. This Unanimous Written Consent shall be in lieu of actions presented at a formal meeting of the Board of Directors of the Company, and the resolution shall have the same force and effect as if adopted at a meeting of the Board of Directors of the Company called for the purpose of its adoption:

            RESOLVED, that the actions approved and recommended by the Board of
                  Directors of RFC pursuant to a Unanimous Written Consent of Directors in Lieu of Meeting of Board of Directors, dated January 12, 2007, and resolutions approved and adopted by the Board of Directors of RFMSII pursuant to a Unanimous Written Consent of Directors in Lieu of Meeting of Board of Directors, dated January 12, 2007, relating to the authorization, registration, creation, issuance and sale by RFMSII of up to an additional $45,000,000,000 of Home Equity Loan Pass-Through Certificates and Asset-Backed Notes, and the master servicing, servicing, administration or managing of the assets backing those Home Equity Loan Pass-Through Certificates and Asset-Backed Notes by RFC are hereby approved and authorized.

      This Consent may be executed in counterpart, each of which shall constitute an original, and all of which, taken together, constitute one and the same original; and facsimile signatures of this Consent shall be deemed to constitute original signatures.

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

      IN WITNESS WHEREOF, the undersigned Directors have executed this Unanimous Written Consent this 12th day of January, 2007.

/s/ David M. Applegate                          /s/ Bruce J. Paradis
----------------------------                   --------------------------
David M. Applegate                              Bruce J. Paradis

/s/ James R. Giertz
---------------------------
James R. Giertz

                        RESIDENTIAL FUNDING COMPANY, LLC

                     UNANIMOUS WRITTEN CONSENT OF DIRECTORS
                    IN LIEU OF MEETING OF BOARD OF DIRECTORS

                                January 12, 2007

      The undersigned, being all the Directors of Residential Funding Company, LLC, a Delaware limited liability company (the "Company"), do hereby consent in writing that the following resolutions shall have the same force and effect as if adopted at a Meeting of the Board of Directors of the Company.

            RESOLVED, that the Company be, and hereby is, authorized to act as master servicer (the "Master Servicer"), manager (the "Manager") or administrator (the "Administrator") in connection with the creation and sale, either directly to investors or to one or more registered broker-dealers, including affiliates (the "Purchasers") by Residential Funding Mortgage Securities II, Inc. ("RFMSII") of home equity loan pass-through certificates and asset-backed notes (the "Securities"), having such designations, original principal amounts, pass-through rates and such other terms, all substantially as set forth in a Registration Statement on Form S-3 filed by RFMSII with the Securities and Exchange Commission on or about February 9, 2007 to effect the registration of an additional $1,000,000 of Securities (such registration statement, in the form in which it was executed, including any and all exhibits thereto, together with any amendment (the "Pre-Effective Amendment") thereto which shall be subsequently executed and filed, in order to effect the registration of up to an additional $45,000,000,000 of Securities, is herein called the "Registration Statement"), and in the Prospectus and Prospectus Supplement (including any preliminary prospectus or similar document) and any Private Placement Memorandum prepared by RFMSII, relating to the Securities of each Series issued under the Registration Statement (each, a "Series");

            RESOLVED, that the proposed form and terms of any Pooling and Servicing Agreement or Trust Agreement, Indenture, Mortgage Loan Purchase Agreement, Servicing Agreement, Custodial Agreement, Underwriting Agreement, Purchase Agreement, Placement Agreement Indemnification Agreement, Insurance Agreement, Letter of Credit or any other similar or related agreement, document or instrument for any series of Securities (collectively, the "Agreements") with respect to the Securities of any Series (as described in the Registration Statement and the Prospectus and Prospectus Supplement and any Private Placement Memorandum relating to such Securities or in a form previously agreed to by the Company) are hereby approved and that the President, any Managing Director, and any other officer listed on the attached Exhibit B, which may be amended from time to time by the signature of one member of the board of directors (the "Board of Directors") be, and each of them hereby is, authorized to execute and deliver the Agreements, generally in a form constituting a part of the Registration

      Statement or previously executed by the Company, with such changes as any of such officers (the "Authorized Officers") may deem necessary or advisable;

            RESOLVED, that for any Series, the conveyance to RFMSII for conveyance to the Trust Fund with respect to such Series (each, a "Trust Fund") of mortgage loans or mortgage-backed securities (or other collateral described in the Registration Statement) having approximate aggregate principal amounts equal to the aggregate principal amounts of the Securities that constitute the Series, in return for cash or such Securities, or any combination thereof, as specified in the Assignment and Assumption Agreement or Mortgage Loan Purchase Agreement, is approved by the Company;

            RESOLVED, that the proposed form and terms of any Assignment and Assumption Agreement, Mortgage Loan Purchase Agreement or any similar agreement, document or instrument between RFMSII and the Company relating to the sale of the mortgage loans by the Company to RFMSII, and as described in the Registration Statement, the Prospectus and Prospectus Supplement and any Private Placement Memorandum for any Series are approved by the Company, and the Authorized Officers be, and each of them hereby is, authorized to execute and deliver on behalf of the Company any such Assignment and Assumption Agreement or Mortgage Loan Purchase Agreement, generally in a form previously executed by the Company, with such changes as any of the Authorized Officers deem necessary or advisable;

            RESOLVED, that any class or classes of Securities of any Series that have not been distributed to the public and that are acquired by the Company at the time of issuance or thereafter from an affiliate are hereby authorized to be sold by the Company at any time after issuance pursuant to an Underwriting Agreement, Purchase Agreement, Placement Agreement or otherwise, including for the purpose of creating a new Series of Securities;

            RESOLVED, that if any class or classes of Securities of any Series
      (i) are subject to a letter of credit, corporate guaranty or any other similar credit enhancement provided or supported by either the Company or Residential Capital, LLC on, or for any subsidiary of GMAC-RFC Holding Company, LLC, or any of their respective affiliates, or, in respect of any such class or classes of Securities, the Company or Residential Capital, LLC, or any subsidiary of GMAC-RFC Holding Company, LLC, or any of their respective affiliates, makes any representation, covenant, or assurance regarding the future performance of the mortgage loans, recoveries in the event of foreclosure, prepayment, performance or other similar financial guarantees, or (ii) derive their payments from a mortgage pool that contains mortgage loans secured by properties located in the Commonwealth of Puerto Rico, then in each case, the matters contained herein with respect to such Series must also be approved by two of the President, Chief Financial Officer, Treasurer or Assistant Treasurer, such approval to be evidenced by their execution of a Certificate of Approval in substantially the form attached hereto as Exhibit A;

            RESOLVED, that the Company be, and hereby is, authorized to sell mortgage loans or participation interests therein, and to act as Master Servicer, Manager or

      Administrator or in a similar capacity with respect to such mortgage loans in an aggregate amount of over $2.0 billion for each individual sale, provided that such sale has also been approved by the execution of a Certificate of Approval in substantially the form attached hereto as Exhibit A;

            RESOLVED, that, in connection with any such individual sale of mortgage loans or participation interests therein, the proposed form and terms of any Participation and Servicing Agreements, Sale and Servicing Agreements or any similar agreements, generally in a form previously executed by the Company and any custodial agreements and any similar agreements, generally in a form previously executed by the Company, are hereby approved and that the Authorized Officers be, and each of them hereby are, authorized to execute and deliver such agreements, with such changes as any of the Authorized Officers may deem necessary or advisable;

            RESOLVED, that the execution of any agreement, instrument or document by an Authorized Officer of the Company pursuant to these resolutions shall constitute conclusive evidence of the approval of, and of that Authorized Officer's authority to execute, such agreement, instrument or document;

            RESOLVED, that the Authorized Officers, the Secretary or any Assistant Secretary of the Company be, and each of them hereby is, authorized to take any other action and execute and deliver any other agreements, documents and instruments, including powers of attorney, as any of the Authorized Officers, the Secretary or any Assistant Secretary deem necessary or advisable to carry out the purpose and intent of the foregoing resolutions or of a Certificate of Approval;

            RESOLVED, that the Authorized Officers, the Secretary, any Assistant Secretary of the Company or any attorney-in-fact of the Company be, and each of them hereby is, authorized to attest and affix the corporate seal of the Company to any agreement, instrument or document executed pursuant to any of the foregoing resolutions or pursuant to a Certificate of Approval by impressing or affixing such seal thereon or by imprinting or otherwise reproducing thereon a facsimile thereof, and

            RESOLVED, that any actions of the Board of Directors, the Authorized Officers, the Secretary or any Assistant Secretary of the Company in furtherance of the purposes of the foregoing resolutions or of a Certificate of Approval, whether taken before or after the adoption or effectiveness of these resolutions or the execution of a Certificate of Approval, respectively, are hereby approved, confirmed, ratified and adopted, (if in furtherance of the purposes of these resolutions), and shall be approved, confirmed, ratified and adopted upon execution of such Certificate of Approval (if in furtherance of the purposes of such Certificate of Approval).

This Consent may be executed in counterpart, each of which shall constitute an original, and all of which, taken together, constitute one and the same original; and facsimile signatures of this Consent shall be deemed to constitute original signatures.

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                                       5

      IN WITNESS WHEREOF, the undersigned Directors have executed this Unanimous Written Consent this 12th day of January, 2007.

/s/ David M. Applegate                          /s/ David M. Bricker
-------------------------------                 ----------------------------
David M. Applegate                              David M. Bricker

/s/ James R. Giertz
------------------------------
James R. Giertz

                                                                       EXHIBIT A

                             CERTIFICATE OF APPROVAL
                        RESIDENTIAL FUNDING COMPANY, LLC

      Residential Funding Company, LLC (the "Company") is authorized to execute the agreements and to take such other action as described in the resolutions adopted by Unanimous Written Consent of Directors in Lieu of Meeting of Board of Directors of the Company dated January 12, 2007 with respect to the Securities of the Series described below upon the execution of this Certificate of Approval by the undersigned officers, acting pursuant to authority granted to them in said Unanimous Written Consent:

      Series ___________________________, Class(es) _________________________,
      to be issued on __________, pursuant to a Pooling and Servicing Agreement, Indenture, or Trust Agreement dated as of __________ among the Company, _______________________ and _____________________, as Trustee.

Date:  ___________________                    RESIDENTIAL FUNDING COMPANY, LLC*

                                              By:_______________________________
                                                   President

                                              By:_______________________________
                                                   Treasurer

                                              By:_______________________________
                                                   Chief Financial Officer

* At least two of the three designated officers must sign.

                                                                       EXHIBIT B

                           LIST OF AUTHORIZED OFFICERS

                                January 12, 2007

------------------------------------------------------------------------------
Lisa R. Lundsten                      Managing Director
------------------------------------------------------------------------------
Karen Fox                             Director
------------------------------------------------------------------------------
Jill M. Johnson                       Director
------------------------------------------------------------------------------
Heather Anderson                      Associate
------------------------------------------------------------------------------
Benita Bjorgo                         Associate
------------------------------------------------------------------------------
Jeffrey Blaschko                      Associate
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Tim Jacobson                          Associate
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Christopher Martinez                  Associate
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Joseph Orning                         Associate
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Marguerite Steffes                    Associate
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Mark White                            Associate
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